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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 23, 2002

                               ------------------

                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                     1-16337               76-0476605
   (State or other jurisdiction      (Commission File        (I.R.S. Employer
of incorporation or organization)         Number)           Identification No.)

                               THREE ALLEN CENTER
                          333 CLAY STREET, SUITE 3460
                              HOUSTON, TEXAS 77002
                    (Address of principal executive offices)

                                 (713) 652-0582
              (Registrant's telephone number, including area code)


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         ITEM 5. OTHER EVENTS

         (a) On September 23, 2002, the Company entered into Amendment No. 1 ("Amendment No. 1") to its Credit Agreement, dated as of February 14, 2001 by and among the Company, PTI Group Inc., the Lenders named therein, Credit Suisse First Boston, as Administrative Agent and U.S. Collateral Agent, and Credit Suisse First Boston (formerly Credit Suisse First Boston Canada), as Canadian Administrative Agent and Canadian Collateral Agent (the "Credit Agreement"). Amendment No. 1 provides for certain changes to the Company's covenants regarding acquisitions.

         (b) On December 12, 2002, the Company entered into Amendment No. 2 ("Amendment No. 2") to the Credit Agreement. Amendment No. 2 extends the maturity date of the Credit Agreement to January 25, 2005 and increases the committed availability thereunder from $150 million to $168 million.

         (c) On February 13, 2003, Oil States International, Inc. (the "Company"), SCF-III, L.P. and SCF-IV, L.P. entered into an Underwriting Agreement with Credit Suisse First Boston LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein, in connection with the sale by SCF-III, L.P. and SCF-IV, L.P. of up to 7,000,000 shares of common stock of the Company, plus up to an additional 1,050,000 shares solely to cover over-allotments, if any.

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements - Not applicable

(b)      Pro-Forma Financial Information - Not applicable

(c)      Exhibits

         1.1 Underwriting Agreement dated as of February 13, 2003 by and among Oil States International, Inc., SCF-III, L.P., SCF-IV, L.P., Credit Suisse First Boston LLC and Goldman Sachs & Co., as representatives of the underwriters named therein.

         10.1 Amendment No. 1, dated as of September 23, 2002, to the Credit Agreement, dated as of February 14, 2001 by and among the Company, PTI Group Inc., the Lenders


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                  named therein, Credit Suisse First Boston, as Administrative
                  Agent and U.S. Collateral Agent, and Credit Suisse First Boston (formerly Credit Suisse First Boston Canada), as Canadian Administrative Agent and Canadian Collateral Agent (the "Credit Agreement").

         10.2 Amendment No. 2, dated as of December 12, 2002, to the Credit Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OIL STATES INTERNATIONAL, INC.



                                      By: /s/ ROBERT W. HAMPTON
                                         ---------------------------------------
                                      Name:  Robert W. Hampton
                                      Title: Vice President - Finance and
                                             Accounting and Secretary


Dated:  February 14, 2003



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                                  EXHIBIT INDEX


     EXHIBIT NUMBER        DESCRIPTION
     --------------        -----------
           1.1             Underwriting Agreement dated as of February 13, 2003 by and among Oil
                           States International, Inc., SCF-III, L.P., SCF-IV, L.P., Credit Suisse
                           First Boston LLC and Goldman Sachs & Co., as representatives of the underwriters named therein.

          10.1             Amendment No. 1, dated as of September 23, 2002, to the Credit
                           Agreement, dated as of February 14, 2001 by and among the Company, PTI
                           Group Inc., the Lenders named therein, Credit Suisse First Boston, as
                           Administrative Agent and U.S. Collateral Agent, and Credit Suisse First
                           Boston (formerly Credit Suisse First Boston Canada), as Canadian
                           Administrative Agent and Canadian Collateral Agent (the "Credit
                           Agreement").

          10.2             Amendment No. 2, dated as of December 12, 2002, to the Credit Agreement.